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                                                                    EXHIBIT 10.2

                 SECURITY AGREEMENT AND ASSIGNMENT OF ACCOUNT
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                                                          Date: December 3, 1999

TO:  BANKBOSTON, N.A. (the "Bank"), a national banking association having its
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Head Office at 100 Federal Street, Boston, Massachusetts 02110:

        1.  ASSIGNMENT OF ACCOUNT. FOR VALUE RECEIVED, and in consideration of
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the Bank giving, in its discretion, time, credit or banking facilities or accommodations to NaviSite Inc. (the "Company") and certain of the Company's
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subsidiaries (collectively, the "Borrowers" and each individually, a
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"Borrower"), the undersigned (jointly and severally if more than one) hereby
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pledges, assigns and transfers all of its right, title and interest in and to, and grants to the Bank a security interest in all mutual funds, cash, instruments, securities and other investment property now or hereafter as maintained or held in that certain Loan Collateral Account #OFFK 522 137343-CL (collectively, "Collateral") in an aggregate amount of not less than
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$10,325,238.52 or such greater amount which constitutes all Obligations to the
Bank, together with all interest, dividends and income thereon and all sums now or at any time hereafter on deposit therein or due thereon and any instruments, investments, securities or other investment property purchased with the proceeds thereof, and any and all proceeds and products of any of the foregoing (collectively, the "Account"), as collateral security for the payment and
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performance of the following (collectively, the "Obligations"): any and all
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obligations of the Borrowers and the undersigned to the Bank or any of its branches and affiliates of every kind and description, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, due or to become due, now existing or hereafter arising or acquired including, without limitation, all obligations of the Company to the Bank arising from a standby letter of credit number 501 03433 in an aggregate amount of not less than $10,325,238.52 or such greater amount which represents the actual obligation (together with all agreements and instruments executed in connection with any of the foregoing, and as the same may from time to time be modified, amended, extended or replaced, the "Loan Documents"). The Bank hereby agrees that if at
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any time, any of the Obligations have matured and are indefeasibly repaid in full, the Bank shall immediately reduce the amount required to be held in the Account by the amount of such repayment. In addition, the Bank hereby agrees that if at any time, any of the obligations are permanently reduced (but not reduced to zero), the Bank shall reduce the amount required to be held by the Bank in the Account by the amount of such permanent reduction.

        2.  REPRESENTATIONS, WARRANTIES AND COVENANTS.
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        2.1 The undersigned represents and warrants that (a) the undersigned has the right and legal authority to execute and deliver this Assignment; (b) except for any financing statement which may have been filed by the Bank, no financing statement covering the Account has been filed with any filing office; (c) no other assignment or security agreement has been executed with respect to the Account; (d) the Account is not subject to any liens, offsets or rights of any person or entity other than the Bank; (e) if the undersigned is a corporation, the opening of the Account, the deposit of funds therein and the assignment and pledge thereof pursuant to the terms of this Assignment have been authorized by all necessary corporate action and do not contravene any provision of its constituent documents or any law, regulation, decree, order or agreement binding on the undersigned; and (f) this Assignment represents the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.

        2.2 So long as any of the Obligations remain outstanding, the undersigned: (a) will execute and deliver to the Bank all such other documents, and take such other actions, as and when the Bank may from time to time request in order to more fully evidence and perfect the Bank's interest in the Account;
(b) will not take or permit to be taken any action of any kind with respect to the Account, including any attempt to transfer, assign or create in favor of any party other than the Bank a security interest in, the Account; (c) will not make, or allow to be made, any withdrawals from the Account and will not close the Account; and (d) will immediately segregate from all other funds of the undersigned and hold in trust for the Bank any funds received from the Account in violation of this Assignment, and will not exercise dominion or control over such funds except to pay them immediately into the Account.

        3.  DEFAULT; REMEDIES. Upon the occurrence of any default in the payment
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or performance of any obligation under this Assignment or any other Obligation
(after giving effect to any grace periods

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applicable thereto) and so long as such default shall be continuing, the Bank may declare the Obligations immediately due and payable and may (i) withdraw immediately all or any portion of the funds on deposit in or payable on the Account, and apply such funds to the payment of the Obligations in such order and manner as the Bank, in its sole discretion, may elect; (ii) on behalf of the undersigned endorse the name of the undersigned upon any checks, drafts, or other instruments payable to the undesigned evidencing payment on the Account;
(iii) surrender or present for withdrawal the passbook, certificate or other documents issued to the undersigned in connection with the Account; (iv) liquidate any Collateral on such terms as the Bank may determine whether by private or public sale and notify any third party, including the Securities Intermediary, to liquidate the Collateral on behalf of the Bank and direct the proceeds thereof to the Bank for application to payment of the Obligations in such order as the Bank may determine. All transaction costs relating to exercise of any of the Bank's rights or remedies hereunder shall be borne by the undersigned and the Bank may deduct any such costs from proceeds of the Collateral before application of such proceeds to the Obligations. Any such third party may rely on this Assignment as conclusive evidence that the Bank has the power and authority to provide any notice or direction relating to the Collateral as the Bank deems necessary in order to exercise any rights and remedies available to the Bank relating to the Collateral.

     4.  BANK AS ATTORNEY-IN-FACT.  The undersigned appoints the Bank as its
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attorney-in-fact for the purposes of carrying out the provisions of this
Assignment and taking any action and executing any instrument that the Bank may deem necessary or advisable to accomplish the purposes hereof. This power of attorney shall be irrevocable and shall not terminate upon the death or any disability of the undersigned.

     5.  RIGHTS OF BANK; INDEMNIFICATION.
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     5.1 The Bank shall not be liable for its failure to use due diligence in the collection of the Obligations, or for any action or omission in connection therewith, or for any loss of interest on, or penalty assessed against, funds in or payable on the Account as a result of the Bank's exercising any of its rights or remedies under this Assignment. The Bank may exercise its rights with respect to the Account and the Collateral without resorting, or regard, to other collateral or sources of reimbursement for the Obligations. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Bank, whether evidenced hereby or by any other agreement, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

     5.2 The undersigned shall indemnify and hold harmless the Bank from and against any liability or damage which the Bank may incur in the exercise and performance, in good faith, of any of the Bank's powers and duties set forth herein.

     6.  WAIVERS BY THE UNDERSIGNED.  The undersigned waives presentment,
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demand, notice, protest, notice of acceptance of this Assignment, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the undersigned under this Assignment or any other document evidencing the Obligations. With respect to both the Obligations and the Account, the undersigned assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of any collateral securing the Obligations, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The undersigned waives all rights against the Borrower arising hereunder by way of subrogation, reimbursement, indemnification, contribution or otherwise; the undersigned will not prove any claim in competition with the Bank in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; and the undersigned will not claim any set-off or counterclaim against the Borrower in respect of any liability of the undersigned to the Borrower.

     7.  NOTICES.  Any demand upon or notice to the undersigned that the Bank
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may give shall be effective when delivered by hand, properly deposited in the mails postage prepaid, or sent by telex, answerback received, or electronic facsimile transmission, receipt acknowledged, or delivered to a telegraph
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company or overnight courier, in each case addressed to the undersigned at the address shown next to its signature at the end of this Assignment or as it appears on the books and records of the Bank. Demands or notices addressed to any other address at which the Bank customarily communicates with the undersigned also shall be effective. Any notice of the undersigned to the Bank shall be given as aforesaid, addressed to the Bank at the address shown at the beginning of this Assignment or such other address as the Bank may advise the undersigned in writing.

        8. TERMINATION; REINSTATEMENT. This Assignment shall remain in full
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force and effect until the Obligations have been repaid in full and the Bank shall have no further obligation to extend credit to the Borrower or the undersigned.

        9. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon the
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undersigned, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns. Without limiting the generality of the foregoing sentence, the Bank may transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

        10. GENERAL. The provisions of this Assignment may not be amended,
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modified or waived except by a writing signed by the undersigned and the Bank, nor may the undersigned assign any of its rights hereunder. This Assignment and the terms, covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein). In the event that the Account is held or stands in the name of the undersigned and another or others jointly, the Bank may deal with the same for all purposes as if it belonged to or stood in the name of the undersigned alone. Section headings are for convenience of reference only and are not a part of this Assignment.

        11. JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS ASSIGNMENT) AND THE
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UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A)
SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS ASSIGNMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as an instrument under seal as of the date first written above.


                                        NaviSite Inc.


                                        /s/ Kenneth W. Hale
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                                        By:
                                        Title: